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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K

                                CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

                                 JULY 22, 1995
                Date of Report (Date of earliest event reported)

                                CODE-ALARM, INC.
             (Exact name of registrant as specified in its charter)

        MICHIGAN                   016441                    38-2334698
(State of Incorporation)   (Commission File Number)        (IRS Employer
                                                         Identification Number)


950 E.  WHITCOMB, MADISON HEIGHTS, MICHIGAN                     48071
  (Address of principal executive offices)                   (Zip code)


                                 (810) 583-9620
             (Registrant's telephone number, including area code)






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Item 4.  Changes in Registrant's Certifying Accountant.

Effective July 19,1995, the Registrant dismissed Coopers & Lybrand L.L.P. which previously was engaged as the principal accountant to audit the Registrant's financial statements. The reports of Coopers & Lybrand L.L.P. on the financial statements of the Registrant during the past two years did not contain any adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

The decision to change independent accountants was recommended and approved by the Audit Committee of the Registrant's Board of Directors.

During the Registrant's two most recent fiscal years, there have not been any disagreements with Coopers & Lybrand L.L.P. on any matter of accounting principles or practices, financial statement disclosures, or accounting scope or procedure, which disagreements, if not resolved to the satisfaction of Coopers & Lybrand L.L.P., would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

Effective July 24,1995, the Registrant engaged Deloitte & Touche LLP as its principal accountant to audit the Registrant's financial statements.






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                                   SIGNATURES


     Pursuant to the Requirements of the Securities Exchange Act of 1934, The Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Date:  July 22, 1995  By \Rand Mueller\
                      ------------------
                      President





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                                 Exhibit Index

                                      to

                Current Report on Form 8-K Dated July 22, 1995

Exhibit                                        Incorporated Herein                         Filed
Number         Description                     by Reference to:                          Herewith:
- ------         -----------                     ----------------                          ---------
16.1           Letter from former                                                            X
               independent accountants
